GUARDIAN VARIABLE PRODUCTS TRUST

Supplement dated March 11, 2025
to the Prospectus and Statement of Additional Information (“SAI”)
each dated May 1, 2024, as supplemented

Effective immediately, the following changes are made to the Prospectus and SAI, as applicable:

1.	The section of the Prospectus on Page 142 entitled “Manager-of-Managers Arrangement” is replaced with the following:

Manager-of-Managers Arrangement

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisers to the Funds. The Manager and the Trust have obtained an exemptive order (the “Order”) from the Securities and Exchange Commission to permit the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated subadvisers and subadvisers that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of the Manager, or a sister company of the Manager that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns the Manager, and to provide relief from certain disclosure obligations with regard to subadvisory fees. Under the Order, the Manager has the ultimate responsibility, subject to oversight by the Board, to oversee subadvisers and recommend their hiring, termination or replacement. The Order is subject to certain conditions, including that each Fund notify shareholders and provide them with certain information within 90 days of hiring a new subadviser.

As of the date of this Prospectus, the following Funds may rely on the Order (and any manager-of-managers structure that may be permitted in the future pursuant to future exemptive relief, guidance from the SEC or its staff, or law or rule): Guardian Balanced Allocation VIP Fund, Guardian Diversified Research VIP Fund, Guardian Growth & Income VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, Guardian Mid Cap Traditional Growth VIP Fund, Guardian Global Utilities VIP Fund, Guardian International Equity VIP Fund, Guardian Core Plus Fixed Income VIP Fund, Guardian Core Fixed Income VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Mid Cap Relative Value VIP Fund, Guardian Select Mid Cap Core VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Small-Mid Cap Core VIP Fund, Guardian Strategic Large Cap Core VIP Fund, Guardian Total Return Bond VIP Fund, and Guardian U.S. Government Securities VIP Fund. Please refer to the SAI for more information regarding the Order.

A discussion regarding the basis of the Board’s approval of the management agreement between the Trust, on behalf of the Funds, and the Manager and the subadvisory agreements between the Manager, on behalf of the Funds, and each Subadviser is available in the December 31 annual, or June 30 semi-annual, report to shareholders for each Fund.

2.	The section of the SAI on Page 58 of the SAI entitled “Manager of Managers Arrangement” is replaced with the following:

Manager-of-Managers Arrangement

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisers to the Funds. The Manager and the Trust have obtained an exemptive order (the “Manager-of-Managers Order”) from the SEC to permit the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Independent Trustees, to hire or terminate, and to modify any existing or future subadvisory agreement with unaffiliated subadvisers and subadvisers that are “wholly-owned subsidiaries” (as defined in the 1940 Act) of the Manager, or a sister company of the Manager that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns the Manager, and to provide relief from certain disclosure obligations with regard to subadvisory fees. The Manager-of-Managers Order is subject to certain conditions, including that each Fund notify shareholders and provide them with certain information required by the Manager-of-Managers Order within 90 days of hiring a new subadviser. In accordance with a separate exemptive order that the Manager and the Trust have obtained from the SEC, the Board may enter into a new subadvisory agreement or materially amend an existing subadvisory agreement with a subadviser at a meeting that is not in person, subject to certain conditions, including that the Board members are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.

Pursuant to orders of exemption issued by the SEC to GIAC (“Substitution Orders”) GIAC, the record owner of the shares of the Funds, is permitted to substitute shares of certain funds available as investment options under the Contracts with corresponding shares of the Funds (each, a “Substitution”). If a Fund receives assets in a Substitution in reliance on the Substitution Orders, the Manager may not change such Fund’s Subadviser, add a new sub-adviser, or otherwise rely on the Manager-of-Managers Order or any replacement order from the SEC with respect to any Fund without first obtaining shareholder approval of the change in such Subadviser, the new sub-adviser, or the Fund’s ability to rely on the Manager-of-Managers Order, or any replacement order from the SEC, at a shareholder meeting, the record date for which shall be after the Substitution has been effected.

Certain Funds, including those listed in the table below, may rely on the Manager-of-Managers Order:

Fund	May Rely on Manager-of- Managers Order	Currently May Not Rely on Manager-of- Managers Order
Guardian Large Cap Fundamental Growth VIP Fund	x
Guardian Large Cap Disciplined Growth VIP Fund	x
Guardian Mid Cap Traditional Growth VIP Fund	x
Guardian All Cap Core VIP Fund		x
Guardian Strategic Large Cap Core VIP Fund	x
Guardian Integrated Research VIP Fund		x
Guardian Diversified Research VIP Fund	x
Guardian Select Mid Cap Core VIP Fund	x
Guardian Small-Mid Cap Core VIP Fund	x
Guardian Small Cap Core VIP Fund	x
Guardian Equity Income VIP Fund		x
Guardian Large Cap Disciplined Value VIP Fund	x
Guardian Growth & Income VIP Fund	x
Guardian Mid Cap Relative Value VIP Fund	x
Guardian Global Utilities VIP Fund	x
Guardian International Growth VIP Fund	x
Guardian International Equity VIP Fund	x
Guardian Balanced Allocation VIP Fund	x
Guardian Core Fixed Income VIP Fund	x
Guardian Core Plus Fixed Income VIP Fund	x
Guardian Multi-Sector Bond VIP Fund	x
Guardian Short Duration Bond VIP Fund	x
Guardian Total Return Bond VIP Fund	x
Guardian U.S. Government Securities VIP Fund	x

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.